UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2020

BIOLIFE SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36362	94-3076866
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3303 Monte Villa Parkway,
Bothell, WA 98021
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (425) 402-1400

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of exchange on which registered
BioLife Solutions, Inc. Common Shares	BLFS	NASDAQ Capital Market

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 1, 2020, BioLife Solutions, Inc. (the “Company”) entered into Amended Executive Employment Agreements (the “Amended Employment Agreements”) with each of Michael Rice, Roderick de Greef, Aby J. Mathew, Todd Berard, Karen Foster and Marcus Schulz to amend certain terms of the original Executive Employment Agreements (the “Original Employment Agreements”) entered into with such directors and officers, including any subsequent amendments thereto.

Specifically, the Amended Employment Agreements revised the termination provisions of the Original Employment Agreements to (i) include the “conviction of a felony or misdemeanor (other than a misdemeanor traffic violation), including a plea of guilty or failure to contest prosecution for a felony or misdemeanor, as a reason for the termination of employment for cause” in addition to the existing “commission” of a felony or misdemeanor in the definition of “Cause”; (ii) allow an exception to the termination of employment for Cause for engaging in unethical practices, dishonesty or disloyalty when the employee was directed to commit such practice or act by the Company; (iii) provide that all unvested stock options, awards or other equity awards granted to the employee will fully vest upon a change in control of the Company and allow the employees’ estate to receive any vested benefits or compensation, which are already provided for in the benefit plans entered into with the employees but were not explicitly stated in the Original Employment Agreements; and (iv) amend the definition of “Good Reason” for resignation to also include (x) significant diminution in the nature or scope of Executive’s authority, title, function or duties; (y) a twenty-five percent (25%) reduction in the executive’s target bonus opportunity (unless such reduction is part of a Company officer-wide program to reduce expenses); and (z) the Company’s requiring the executive to be based and work out of an office or location more than 50 miles from the office where the executive is currently employed.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BioLife Solutions, Inc.

Date: December 7, 2020	By:	/s/ Roderick de Greef
Name: Roderick de Greef Title: Chief Financial Officer and Chief Operating Officer